EXHIBIT  10.20

                           SECOND AMENDMENT AGREEMENT

     This  Second Amendment Agreement is made as of the 28 day of July, 2000, by
                                                        --
and between AIRCRAFT SERVICE INTERNATIONAL GROUP, INC., a Delaware corporation ("Borrower"), and KEY CORPORATE CAPITAL INC. ("Lender"):

     WHEREAS, Borrower and Lender are parties to a certain Credit and Security Agreement dated as of April 2, 1998, as amended and as it may from time to time be further amended, restated or otherwise modified, that provides, among other things, for a Revolving Loan facility and a Term Loan facility, all upon certain terms and conditions stated therein (the "Credit and Security Agreement");

     WHEREAS,  Borrower  and  Lender  desire  to  amend  the Credit and Security
Agreement to increase the Revolving Credit Commitment and to modify certain other provisions thereof; and

     WHEREAS, each term used herein shall be defined in accordance with the Credit and Security Agreement;

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable considerations, Borrower and Lender agree as follows:

     1. Article 1 of the Credit and Security Agreement is hereby amended to delete the definition of "Commitment" therefrom and to insert in place thereof the following:

     "Commitment" shall mean the obligation hereunder of Lender to make Loans, and to issue Letters of Credit, pursuant to the Revolving Credit Commitment and Term Loan Commitment, up to an aggregate principal amount outstanding at any one time of Twenty Million Dollars ($20,000,000), or such lesser amount as shall be determined pursuant to Section 2.5 hereof.


     2. Article 1 of the Credit and Security Agreement is hereby amended to delete the definition of "Revolving Credit Commitment" therefrom and to insert in place thereof the following:

     "Revolving Credit Commitment" shall mean the obligation hereunder of Lender, during the Commitment Period, to make Revolving Loans and to issue Letters of Credit, up to an aggregate principal amount outstanding at any time equal to the lesser of (a) Fifteen Million Dollars ($15,000,000), or
     (b)  the  Borrowing  Base.


     3.  The Credit and Security Agreement is hereby amended to delete Exhibit A
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therefrom  and to insert in place thereof a new Exhibit A in the form of Exhibit
                                                ---------                -------
1  attached  hereto.

     4. Concurrently with the execution of this Second Amendment Agreement, Borrower shall:


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     (a)  execute  and  deliver  to  Lender  the  Revolving  Credit Note  in the form  of Exhibit  1 attached  hereto;
         ---------

     (b) cause each Guarantor of Payment to consent, agree to and acknowledge the terms of this Second Amendment Agreement and such Guarantor Acknowledgment shall be in the form of Exhibit 2 attached hereto;
                                              ----------

     (c) pay to Lender, on the date hereof, an amendment fee in an amount equal to Fifteen Thousand Dollars ($15,000); and

     (d) pay all reasonable legal fees and expenses of Lender incurred in connection with this Second Amendment Agreement.

     5. Borrower hereby represents and warrants to Lender that (a) Borrower has the legal power and authority to execute and deliver this Second Amendment Agreement; (b) the officer executing this Second Amendment Agreement has been duly authorized to execute and deliver the same and bind Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by Borrower and the performance and observance by Borrower of the provisions hereof do not violate or conflict with the organizational agreements of Borrower or any law applicable to Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against Borrower; (d) no Unmatured Event of Default or Event of Default exists under the Credit and Security Agreement, nor will any occur immediately after the execution and delivery of this Second Amendment Agreement or by the performance or observance of any provision hereof; (e) Borrower has no claim or offset against, or defense or counterclaim to, any of Borrower' s obligations or liabilities under the Credit and Security Agreement or any Related Writing; and (f) this Second Amendment Agreement constitutes a valid and binding obligation of Borrower in every respect, enforceable in accordance with its terms.

     6. In consideration of this Second Amendment Agreement, Borrower hereby waives and releases Lender and its representative shareholders, directors, officers, employees, attorneys, affiliates and subsidiaries from any and all such claims, offsets, defenses and counterclaims of which Borrower is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto.

     7. Each reference that is made in the Credit and Security Agreement shall hereafter be construed as a reference to the Credit and Security Agreement as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit and Security Agreement shall remain in full force and effect and be unaffected hereby.

     8. This Second Amendment Agreement may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.


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     9.     The  rights  and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.

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     10.     JURY  TRIAL  WAIVER.  BORROWER AND LENDER WAIVE ANY RIGHT TO HAVE A
JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN BORROWER AND LENDER, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN
CONNECTION WITH THIS AGREEMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO. THIS WAIVER SHALL NOT IN ANY WAY AFFECT, WAIVE LIMIT, AMEND OR MODIFY LENDER'S ABILITY TO PURSUE REMEDIES PURSUANT TO ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED TN ANY NOTE OR OTHER INSTRUMENT,
DOCUMENT  OR  AGREEMENT  BETWEEN  BORROWER  AND  LENDER.



                                     AIRCRAFT SERVICE INTERNATIONAL INC.

                                     By:_______________________________________
                                     Print  Name:  ____________________________
                                     Title:  __________________________________

                                     KEY  CORPORATE  CAPITAL  INC.

                                     By:_______________________________________
                                     Print  Name:  ____________________________
                                     Title:  __________________________________



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                                    EXHIBIT 1

                                    EXHIBIT A

                              REVOLVING CREDIT NOTE

$15,000,000                                                      Cleveland, Ohio
                                                                   July 28, 2000
                                                                        --

     FOR VALUE RECEIVED, the undersigned, AIRCRAFT SERVICE INTERNATIONAL GROUP, INC. ("Borrower"), promises to pay, on the last day of the Commitment Period, as defined in the Credit and Security Agreement (as hereinafter defined), to the order of KEY CORPORATE CAPITAL INC. ("Lender") at its Main Office at 127 Public Square, Cleveland, Ohio 44114-1306, or at such other place as Lender shall designate, the principal sum of

FIFTEEN  MILLION  and  00/100 . . . . . . . . . . . . . . . . . . . .    DOLLARS

or the aggregate unpaid principal amount of all Revolving Loans made by Lender to Borrower pursuant to Section 2.lA of the Credit and Security Agreement, whichever is less, in lawful money of the United States of America. As used herein, "Credit and Security Agreement" means the Credit and Security Agreement dated as of April 2, 1998, between Borrower and Lender, as amended and as the same may from time to time be further amended, restated or otherwise modified. Capitalized terms used herein shall have the meanings ascribed to them in the Credit and Security Agreement.

     Borrower also promises to pay interest on the unpaid principal amount of each Revolving Loan from time to time outstanding, from the date of such Loan until the payment in full thereof, at the rates per annum which shall be determined in accordance with the provisions of Section 2.1A of the Credit and Security Agreement. Such interest shall be payable on each date provided for in such Section 2.1A; provided, however, that interest on any principal portion which is not paid when due shall be payable on demand.

     The portions of the principal sum hereof from time to time representing Prime Rate Loans and LIBOR Loans, and payments of principal of any thereof, shall be shown on the records of Lender by such method as Lender may generally employ; provided, however, that failure to make any such entry shall in no way detract from Borrower's obligations under this Note.

     If this Note shall not be paid at maturity, whether such maturity occurs by reason of lapse of time or by operation of any provision for acceleration of maturity contained in the Credit and Security Agreement, the principal hereof and the unpaid interest thereon shall bear interest, until paid, at a rate per annum which shall be the Default Rate. All payments of principal of and interest on this Note shall be made in immediately available funds.


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     This  Note  is  the  Revolving  Credit  Note  referred to in the Credit and
Security Agreement. Reference is made to the Credit and Security Agreement for a description of the right of the undersigned to anticipate payments hereof, the right of the holder hereof to declare this Note due prior to its stated maturity, and other terms and conditions upon which this Note is issued.

     Except as expressly provided in the Credit and Security Agreement, Borrower expressly waives presentment, demand, protest and notice of any kind.

     JURY TRIAL WAIVER. BORROWER WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN BORROWER AND LENDER, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THE CREDIT AND SECURITY AGREEMENT OR THIS NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO. THIS WAIVER SHALL NOT iN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY LENDER'S ABILITY TO PURSUE REMEDIES PURSUANT TO ANY PROVISION CONTAINED IN ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT BETWEEN BORROWER AND LENDER.


                                     AIRCRAFT SERVICE INTERNATIONAL GROUP, INC.

                                     By:____________________________________
                                     Print  Name:  _________________________
                                     Title:  _______________________________


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                                    EXHIBIT 2

                            GUARANTOR ACKNOWLEDGMENT

     The undersigned consent and agree to and acknowledge the terms of the foregoing Second Amendment Agreement. The undersigned further agree that the obligations of the undersigned pursuant to the Guaranty of Payment of Debt executed by the undersigned shall remain in full force and be unaffected hereby.

     IN WITNESS WHEREOF, the foregoing acknowledgment has been executed and delivered as of July 28, 2000.
                         --

                                     AIRCRAFT  SERVICE  INTERNATIONAL  INC.

                                     By:_______________________________________
                                     Print  Name:  ____________________________
                                     Title:  __________________________________

                                     ASIG  FUELING  MIAMI,  INC.

                                     By:_______________________________________
                                     Print  Name:  ____________________________
                                     Title:  __________________________________

                                     ASIG  MIAMI,  INC.

                                     By:_______________________________________
                                     Print  Name:  ____________________________
                                     Title:  __________________________________


                                     ASIG  GROUND  SERVICES,  INC.

                                     By:_______________________________________
                                     Print  Name:  ____________________________
                                     Title:  __________________________________


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